Note 11 - Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]

11.      Subsequent Events

On April 6, 2015, the Company received the final $500,000 in connection with a drawdown of funds from the second tranche of the term loan, for a total of $1,500,000 received under the second tranche. This portion of the second tranche borrowing is repayable in interest only payments until March 1, 2016 and then 30 equal installments of principal and interest at rate of 5.00% per annum.

On May 14, 2015, in connection with the closing of a private placement, we issued an aggregate of 32,432,432 shares of common stock at $0.37 per share for gross proceeds of approximately $12,000,000 in accordance with the terms and conditions of those certain Securities Purchase Agreements by and between the Company and certain accredited investors.

On May 14, 2015, the Company entered into a second amendment to the loan and security agreement dated September 30, 2014, as amended February 19, 2015, pursuant to which certain milestone and financial covenants were amended. The amendment permits the Company to draw down up to $1,000,000 in connection with the third tranche at any time during the period beginning on the date that we have provided evidence acceptable to the lender of positive interim 3-month results from the OUS Clinical Trial until July 15, 2015. The amendment also extended the milestone covenant requiring evidence of positive 3-month interim data in the OUS Clinical Trial to July 10, 2015.

In connection with the second amendment to the loan and security agreement, the Company issued a warrant to purchase a total of 25,000 shares of common stock at an exercise price of $0.37 per share. The warrant has a contractual life of ten years and is exercisable immediately in whole or in part, on or before ten years from the issuance date.

15.      Subsequent Events

In January 2015, the Company entered into an amendment to the operating lease agreement for its current office and laboratory facilities which extended the lease term to March 2017. Future minimum payments under the lease, as amended, are as follows:

Year Ending December 31,
2015	$199
2016	229
2017	58
Total minimum lease payments	$486

In February 2015, the Company entered into an amendment to the loan and security agreement dated September 30, 2014, whereby $500,000 of the second tranche was provided to us on February 19, 2015 and the remaining $1 million was subject to (i) evidence acceptable to the lender of at least 50% enrollment in the OUS Clinical Trial no later than March 9, 2015 and (ii) documentation or other evidence acceptable to the lender of a prospective equity financing to close by April 15, 2015. On March 16, 2015, we have received an additional $500,000 in connection with a drawdown of funds from the second tranche. Additionally, the amendment modified the third tranche of $1 million to permit the Company to draw down at any time during the period beginning on the date that we have provided evidence acceptable to the lender of positive interim 3-month results from the OUS Clinical Trial until June 30, 2015. The amendment also modifies certain covenants, including, but not limited to, covenants to achieve specified revenue levels, OUS Clinical Trial milestones and capital raising requirements.

In connection with the loan amendment, the Company also amended the terms of the warrant issued to the lender to provide for an automatic increase of the number of shares the lender may acquire in the event the Company fails to meet certain covenants to achieve certain OUS Clinical Trial milestones or capital raising requirements as set forth in the loan agreement, as amended, by a number equal to the quotient derived by dividing (i) 1% of the principal balance outstanding under the loan agreement by (ii) the exercise price of $0.53 per share.